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                                                                    EXHIBIT 23.4


               [GILBERT LAUSTSEN JUNG ASSOCIATES LTD LETTERHEAD]

                             GILBERT LAUSTSEN JUNG
                     ASSOCIATES LTD.  Petroleum Consultants
          4100, 400-3rd Avenue S.W., Calgary, Alberta, Canada T2P 4H2
                                 (403) 266-9500
                               Fax (403) 262-1855

                                LETTER OF CONSENT




We hereby consent to the incorporation by reference on Form 10-K of Calpine Corporation (the "Company") and to the references to this firm for the Company's estimated Canadian proved reserves contained on Form 10-K for the year ended December 31, 2003.

                                        Yours truly,

                                        GILBERT LAUSTSEN JUNG ASSOCIATES LTD.


                                        ORIGINALLY SIGNED BY


                                        Myron J. Hladyshevsky, P. Eng.
                                        Vice-President


Calgary, Alberta
March 8, 2004